UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) October 28, 2005

                            MCLEODUSA INCORPORATED
-------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
-------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

           0-20763                                       42-1407240
-------------------------------------------------------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)

        McLeodUSA Technology Park
        4200 C. Street SW, P.O. Box 3177
        Cedar Rapids, IA                                          52406-3177
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                         (Zip Code)

                                (319) 364-0000
-------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On November 1, 2005, McLeodUSA Incorporated (the "Company") and certain of its subsidiaries (the "Guarantors", and together with the Company, the "Debtors") entered into a Revolving Credit and Guaranty Agreement (the "DIP Agreement"), which is hereby incorporated by reference and attached hereto as Exhibit 10.1, among the Debtors, the lenders party thereto, and JPMorgan Chase Bank, N.A., as agent (the "Agent"). The DIP Agreement received interim approval by the Bankruptcy Court on October 31, 2005, but remains subject to final approval by the Bankruptcy Court. The DIP Agreement provides for up to $50 million of debtor-in-possession financing (the "Commitment") to fund the Debtors' post-petition operating expenses and supplier and employee obligations, up to $20 million of which will be available to the Debtors until the entry of a final order ("Final Order") by the Bankruptcy Court approving the DIP Agreement. Obligations under the DIP Agreement are secured by a superpriority lien in favor of the Agent over the Debtors' assets. Interest on borrowings under the DIP Agreement are at an alternate base rate plus 3.00%, or, at the Debtors' option, LIBOR plus 4.00% for interest periods of one, two, or three months. Such interest shall be payable monthly in arrears or upon the termination of the Commitment.


The DIP Agreement subjects the Debtors to certain obligations, including the delivery of cash flow forecasts and operating budgets at specified intervals. Furthermore, the Debtors are subject to certain limitations on the payment of indebtedness, entering into investments, the payment of capital expenditures and the payment of dividends. In addition, payment under the DIP Agreement may be accelerated following certain events of default including, but not limited to, (i) the conversion of any of the Cases to a case under chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to chapter 11 of the Bankruptcy Code; (ii) any of the Debtors' making certain payments of principal or interest on account of pre-petition indebtedness or payables; (iii) a change of control in any of the Debtors; (iv) an order of the Bankruptcy Court permitting holders of security interests to foreclose on the debt on any of Debtors' assets which have an aggregate value in excess of $500,000; (v) the entry of any judgment in excess of $1 million against any Debtor, the enforcement of which remains unstayed; and (vi) a plan of reorganization supported by lenders holding a majority in amount of the loans under each of the Company's pre-petition loan agreements not being confirmed pursuant to an order of the Bankruptcy Court within 60 days after the petition filing date. Notwithstanding acceleration pursuant to an event of default, the maturity date on the Commitment terminates six (6) months from the petition filing date. Such maturity date may terminate earlier following the consummation of a plan of reorganization in the Cases.


Certain of the lenders under the DIP Agreement are also lenders under the Company's pre-petition credit agreements. In addition, some of the lenders or their affiliates may hold equity positions in the Company.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.


The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.


The Debtors' bankruptcy filing on October 28, 2005 is an event of default under the Credit Agreement dated as of May 31, 2000, as amended, among the Company, the lenders party thereto and the Agent (the "Credit Agreement") and the Credit Agreement dated as of April 16, 2002, as amended, among the Company, the lenders party thereto and the Agent (the "Exit Facility" and, together with the Credit Agreement, the "Credit Facilities"). As a result of such default, the commitments under the Exit Facility are immediately terminated and all borrowings, with accrued interest thereon, and all other amounts owed by the Company under the Credit Facilities became immediately due and payable in the amount of approximately $777 million.


As a result of the bankruptcy filing, the ability of the Company's creditors to seek remedies to enforce their rights under the Credit Facilities are stayed and creditor rights of enforcement are subject to the applicable provisions of the Bankruptcy Code.


ITEM 8.01   OTHER EVENTS.


On October 31, 2005, the Company issued a press release, which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing the approval of first-day motions by the Bankruptcy Court.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.      Description
-----------      -----------
10.1             Revolving Credit and Guaranty Agreement, dated as of November
                 1, 2005 among McLeodUSA Incorporated, certain of its Subsidiaries, the lenders party thereto and JPMorgan Chase
                 Bank, N.A., as agent

99.1             Press Release, dated October 31, 2005

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MCLEODUSA INCORPORATED


Dated: November 2, 2005             By:    /s/ James E. Thompson
                                           ------------------------------
                                    Name:  James E. Thompson
                                    Title: Group Vice President and
                                           General Counsel and
                                           Secretary

                                 EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
10.1             Revolving Credit and Guaranty Agreement, dated as of November
                 1, 2005 among McLeodUSA Incorporated, certain of its Subsidiaries, the lenders party thereto and JPMorgan Chase
                 Bank, N.A., as agent

99.1             Press Release, dated October 31, 2005